Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Revenue	$ 7,141	$ 1,447
Cost of revenue	4,612	985
Gross profit	2,529	462
Operating expenses:
Research and development	8,365	4,988
Selling, general and administrative	12,868	7,464
Total operating expenses	21,233	12,452
Loss from operations	(18,704)	(11,990)
Interest expense, net	(1,370)	(415)
Other expense, net	(37)	(21)
Comprehensive and net loss	$ (20,111)	$ (12,426)
Net loss per share:
Basic and diluted (in dollars per share)	$ (2.18)	$ (2.47)
Weighted average shares used in computing net loss per common share
Basic and diluted (in shares)	9,222,348	5,023,080